EXHIBIT 32.1/EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of American Bio Medica Corporation (the “Company”) on Form 10-K for the period ending December 31, 2020 as filed with the Securities and Exchange Commission on April 15, 2021 (the “Report”), I, Melissa A. Waterhouse, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Melissa A. Waterhouse

Melissa A. Waterhouse

Chief Executive Officer (Principal Executive Officer)
Principal Financial Officer
Principal Accounting Officer

April 15, 2021